UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021

SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard
Charlotte	North Carolina	28208
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (980)-221-3235
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	SEE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2021, the stockholders of Sealed Air Corporation (the “Company”) approved an amendment and restatement of the 2014 Omnibus Incentive Plan (as amended and restated, the “Omnibus Plan”). A description of the terms and conditions of the Omnibus Plan is set forth in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, as filed with the Securities and Exchange Commission on April 6, 2021, under the heading “Proposal 2. Amendment and Restatement of 2014 Omnibus Incentive Plan,” which description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the Omnibus Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held the Annual Meeting on May 18, 2021. The holders of a total of 140,782,102 shares of our common stock were present in person or by proxy at the Annual Meeting, representing approximately 91.9% of the voting power entitled to vote at the Annual Meeting. Each share of common stock was entitled to one vote on each matter before the meeting. The matters considered and voted on by the stockholders at the Annual Meeting and the vote of the stockholders were as follows:

1.The stockholders elected the entire Board of Directors, each of whom holds office until a successor is elected and qualified or until his or her earlier resignation or removal, by the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Zubaid Ahmad	132,522,735	1,464,494	1,318,195	5,476,678
Françoise Colpron	132,617,341	2,328,552	359,531	5,476,678
Edward L. Doheny II	133,990,438	1,002,078	312,908	5,476,678
Michael P. Doss	132,450,615	2,430,181	424,628	5,476,678
Henry R. Keizer	131,628,218	3,374,601	302,605	5,476,678
Harry A. Lawton III	131,907,409	2,731,015	667,000	5,476,678
Neil Lustig	127,904,922	6,979,043	421,459	5,476,678
Suzanne B. Rowland	132,455,800	2,577,057	272,567	5,476,678
Jerry R. Whitaker	131,382,368	3,643,122	279,934	5,476,678

2.The stockholders approved the amendment and restatement of the Omnibus Plan by the following vote:

	For	Against	Abstain	Broker Non-Votes
Amendment and Restatement of the Omnibus Plan	127,502,408	6,581,601	1,221,415	5,476,678

3.The stockholders ratified the appointment of PricewaterhouseCoopers LLP as our independent auditor for the fiscal year ending December 31, 2021 by the following vote:

	For	Against	Abstain	Broker Non-Votes
Ratification of Appointment of PricewaterhouseCoopers LLP	138,956,246	1,214,980	610,876	—

4.The stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the Proxy Statement by the following vote:

	For	Against	Abstain	Broker Non-Votes
Approval of Executive Compensation	73,376,613	59,754,658	2,174,153	5,476,678

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	2014 Omnibus Incentive Plan (as amended and restated effective May 18, 2021).
104	Cover Page Interactive Data File (formatted as Inline XBRL and embedded within document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Angel S. Willis
	Name:	Angel S. Willis
	Title:	Vice President, General Counsel and Secretary
(Duly Authorized Officer)
Date: May 24, 2021